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LIMITED
GUARANTY OF PAYMENT AND PERFORMANCE

     GUARANTY by AMERICAN SKIING
COMPANY, a Maine corporation (the
"Guarantor"), in favor of KEY BANK OF
MAINE, a Maine bank with its head
office at One Canal Plaza, Portland,
Maine  04101 (the "Lender").  In
consideration of the Lender's giving,
in its discretion, time, credit or
banking facilities or accommodations to
LBO HOTEL CO., a Maine corporation,
(together with its successors, the
"Customer"), the Guarantor agrees as
follows:

     1.  LIMITED GUARANTY OF PAYMENT
AND PERFORMANCE. Subject to the
limitations of Section 3 below,  the
Guarantor hereby guarantees to the
Lender the full and punctual payment
when due (whether at maturity, by
acceleration or otherwise), and the
performance, of a Construction Term
Loan Agreement of even or recent date
and a Note of even or recent date in
the amount of up to Eight Million Five
Hundred Thousand Dollars
($8,500,000.00) together with interest,
fees and other amounts as therein
provided, all together with any and all
renewals, modifications, consolidations
and extensions thereof,  and all other
agreements and other obligations of the
Customer to the Lender which evidence,
govern or secure the foregoing loan
agreement and note and/or any and all
renewals, modifications, consolidations
and extensions thereof (collectively
the "Obligations"). Subject to the
limitations of Section 3 below,  this
Guaranty is an absolute, unconditional
and continuing guaranty of the full and
punctual payment and performance of the
Obligations and not of their
collectibility only and is in no way
conditioned upon any requirement that
the Lender first attempt to collect any
of the Obligations from the Customer or
resort to any security or other means
of obtaining their payment.  Should the
Customer default in the payment or
performance of any of the Obligations,
the obligations of the Guarantor
hereunder shall become immediately due
and payable to the Lender, without
demand or notice of any nature, all of
which are expressly waived by the
Guarantor.  Payments by the Guarantor
hereunder may be required by the Lender
on any number of occasions.

     2.  GUARANTOR'S AGREEMENT TO PAY.
Subject to the limitations of Section 3
below,  the The Guarantor further
agrees, as the principal obligor and
not as a guarantor only, to pay to the
Lender, on demand, (a) all costs and
expenses (including court costs and
legal expenses, including reasonable
attorneys' and paralegal fees) incurred
or expended by the Lender in connection
with the Obligations and the
enforcement thereof, together with
interest on amounts recoverable under
this Guaranty from the time such
amounts become due until payment, at
the highest rate per annum provided in
the Obligations, and (b) all costs and
expenses (including court costs and
legal expenses, including reasonable
attorneys' and paralegal fees) incurred
or expended by the Lender in connection
with the Guaranty and the enforcement
thereof together with interest on
amounts recoverable under this Guaranty
from the time such amounts become due
until payment, at the highest rate per
annum provided in the Obligations.

     3.  AMOUNT OF  GUARANTY.  The
aggregate liability of the Guarantor
under this Guaranty, including amounts
due amounts due under Section 2(a)
above, shall be limited to FOUR MILLION
DOLLARS ($4,000,000.00) plus, if this
Guaranty is not paid when due, an
additional FIVE HUNDRED THOUSAND
DOLLARS ($500,000.00) with respect to
amounts due under Section 2(b) above
(all collectively the "Cap Amount").

     Furthermore, upon the satisfaction
of all of the following conditions, (i)
the substantial completion of Phase I
at the Borrower's Summit Hotel at Mt.
Attitash/Bear Peak project consisting
of 105 quartershare units plus the
commercial unit (the "Project") with
certificates of occupancy issued for
the Project so that the closing of
individual quartershare unit sales may
occur and (ii) the reduction of the
outstanding balance on the Note to
Three Million Five Hundred Thousand
Dollars ($3,500,000.00) or less, (iii)
if the then outstanding balance of the
Note does not exceed forty percent
(40%) of the fair market value of the
remaining unsold inventory of
quartershare units in the Project
available for sale to third parties,
and (iv) the Obligations are not
otherwise in default, then upon receipt
of Guarantor's written request this
Guaranty shall be released.

The liability on this Guaranty is
separate from and independent of the
Guarantor's obligation to contribute
equity to Borrower consisting of: (i)
$5,000,000 in cash and prepaid
expenses, and in addition, (ii) land
and related easements with value of
$650,000, and in connection therewith
further reference being made to a
separate Debt Subordination Agreement
of even or recent date between
Guarantor and Lender.

     4.  WAIVERS BY GUARANTOR; BANK'S
FREEDOM TO ACT.  The Guarantor agrees
that the Obligations will be paid and
performed strictly in accordance with
their respective terms regardless of
any law, regulation or order now or
hereafter in effect in any jurisdiction
affecting any of such terms or the
rights of the Lender with respect
thereto.  The Guarantor waives
presentment, demand, protest, notice of
acceptance, notice of Obligations
incurred and all other notices of any
kind, all defenses which may be
available by virtue of any valuation,
stay, moratorium law or other similar
law now or hereafter in effect, any
right to require the marshalling of
assets of the Customer, and all
suretyship defenses generally.  Without
limiting the generality of the
foregoing, the Guarantor agrees to the
provisions of any instrument
evidencing, securing or otherwise
executed in connection with any
Obligation and agrees that the
obligations of the Guarantor hereunder
shall not be released or discharged, in
whole or in part, or otherwise affected
by (i) the failure of the Lender to
assert any claim or demand or to
enforce any right or remedy against the
Customer; (ii) any extensions or
renewals of any Obligation; (iii) any
rescissions, waivers, amendments or
modifications of any of the terms or
provisions of any agreement evidencing,
securing or otherwise executed in
connection with any Obligation; (iv)
the substitution or release of any
entity primarily or secondarily liable
for any Obligation; (v) the adequacy of
any rights the Lender may have against
any collateral or other means of
obtaining repayment of the Obligations;
(vi) the impairment of any collateral
securing the Obligations, including
without limitation the failure to
perfect or preserve any rights the
Lender might have in such collateral or
the substitution, exchange, surrender,
release, loss or destruction of any
such collateral; or (vii) any other act
or omission which might in any manner
or to any extent vary the risk of the
Guarantor or otherwise operate as a
release or discharge of the Guarantor,
all of which may be done without notice
to the Guarantor.

     5.  UNENFORCEABILITY OF
OBLIGATIONS AGAINST CUSTOMER.  If for
any reason the Customer has no legal
existence or is under no legal
obligation to discharge any of the
Obligations, or if any of the
Obligations have become irrecoverable
from the Customer by operation of law
or for any other reason, this Guaranty
shall nevertheless be binding on the
Guarantor to the same extent as if the
Guarantor at all times had been the
principal obligor on all such
Obligations.  In the event that
acceleration of the time for payment of
the Obligations is stayed upon the
insolvency, bankruptcy or
reorganization of the Customer, or for
any other reason, all such amounts
otherwise subject to acceleration under
the terms of any agreement evidencing,
securing or otherwise executed in
connection with any Obligation shall be
immediately due and payable by the
Guarantor.

     6.  SUBROGATION; SUBORDINATION.
Until the payment and performance in
full of all Obligations of the Customer
to the Lender, the Guarantor shall not
exercise any rights against the
Customer arising as a result of payment
by the Guarantor hereunder, by way of
subrogation, exoneration, or otherwise,
and will not prove any claim in
competition with the Lender in respect
of any payment hereunder in bankruptcy
or insolvency proceedings of any
nature; the Guarantor will not claim
any set-off or counterclaim against the
Customer in respect of any liability of
the Guarantor to the Customer; and the
Guarantor waives any benefit of and any
right to participate in any collateral
which may be held by the Lender.

     The payment of any amounts due
with respect to any indebtedness of the
Customer now or hereafter held by the
Guarantor is hereby subordinated to the
prior payment in full of the
Obligations, provided that so long as
no default in the payment or
performance of the Obligations has
occurred and is continuing, or no
demand for payment of any of the
Obligations has been made that remains
unsatisfied, the Customer may make, and
the Guarantor may demand and accept,
any scheduled payments of principal of
and interest on such subordinated
indebtedness in the amounts, at the
rates and on the dates specified in
such instruments, securities or other
writings as shall evidence such
subordinated indebtedness.  The
Guarantor agrees that after the
occurrence of any default in the
payment or performance of the
Obligations, the Guarantor will not
demand, sue for or otherwise attempt to
collect any such indebtedness of the
Customer to the Guarantor until the
Obligations shall have been paid in
full.  If, notwithstanding the
foregoing sentence, the Guarantor shall
collect, enforce or receive any amounts
in respect of such indebtedness, such
amounts shall be collected, enforced
and received by the Guarantor as
trustee for the Lender and be paid over
to the Lender on account of the
Obligations without affecting in any
manner the liability of the Guarantor
under the other provisions of this
Guaranty.

     7. FURTHER ASSURANCES/FINANCIAL
STATEMENTS/AUTHORITY.  The Guarantor
agrees that it will, from time to time
at the request of the Lender, provide
to the Lender its internal quarterly
and annual audited financial
statements, and related statements of
income and changes in financial
condition, together with such other
information relating to the business
and affairs of the Guarantor as the
Lender may reasonably request. The
Guarantor also agrees to do all such
things and execute all such documents,
as the Lender may consider necessary or
desirable to give full effect to this
Guaranty and to perfect and preserve
the rights and powers of the Lender
hereunder or under the accompanying
loan documents.

     Guarantor represents and warrants
to Lender that Guarantor's execution
and delivery of this Guaranty and the
accompanying Debt Subordination
Agreements and the transactions
contemplated hereby by Guarantor (i)
are within the authority of Guarantor,
(ii) have been duly authorized by all
necessary proceedings on the part of
Guarantor, (iii) do not conflict with
or result in any breach or
contravention of any provision of law,
statute, rule or regulation to which
Guarantor is subject or any judgment,
order, writ, injunction, license or
permit applicable to Guarantor or any
indebtedness to which Guarantor is a
party and (iv) do not conflict with any
provision of the articles of
incorporation or bylaws of, or any
agreement or other instrument binding
upon, Guarantor, including without
limitation, Guarantor's obligations
under:

 (i) the Credit Agreement entered into
among Guarantor, Guarantor's affiliates
and  Fleet National Bank as Agent for
itself, The First National Bank of
Boston and Lender  under its loan dated
on or about June 28, 1996 or to United
States Trust Company as Trustee under
certain Senior Subordinated Debentures
dated on or about June 28, 1996 and

(ii) the Indenture among Guarantor,
Guarantor's affiliates and United
States Trust Company pursuant to which
Guarantor issued its $120,000,000 12%
Senior Subordinated Notes due 2006 and
its 13.75% Subordinated Discount Notes
due 2007

     8.  TERMINATION; REINSTATEMENT.
This Guaranty shall remain in full
force and effect until the Lender is
given written notice of the Guarantor's
termination of this Guaranty
specifically referring to this Section,
notwithstanding any intermediate or
temporary payment or settlement of the
whole or any part of the Obligations.
No such notice shall be effective
unless received and acknowledged by an
officer of the Lender at its head
office or at the branch of the Lender
where this Guaranty is given.  No such
notice shall affect any rights of the
Lender or of any affiliate hereunder
including, without limitation, the
rights set forth in Sections 4 and 6,
with respect to Obligations incurred
prior to the receipt of such notice or
Obligations incurred pursuant to any
contract or commitment in existence
prior to such receipt, and all checks,
drafts, notes, instruments (negotiable
or otherwise) and writings made by or
for the account of the Customer and
drawn on the Lender or any of its
agents purporting to be dated on or
before the date of receipt of such
notice, although presented to and paid
or accepted by the Lender after that
date, shall form part of the
Obligations.  This Guaranty shall
continue to be effective or be
reinstated, notwithstanding any such
notice, if at any time any payment made
or value received with respect to an
Obligation is rescinded or must
otherwise be returned by the Lender
upon the insolvency, bankruptcy or
reorganization of the Customer, or
otherwise, all as though such payment
had not been made or value received.

     9.  SUCCESSORS AND ASSIGNS.  This
Guaranty shall be binding upon the
Guarantor, its successors and assigns,
and shall inure to the benefit of and
be enforceable by the Lender and its
successors, transferees and assigns.
Without limiting the generality of the
foregoing sentence, the Lender may
assign or otherwise transfer any
agreement or any note held by it
evidencing, securing or otherwise
executed in connection with the
Obligations, or sell participations in
any interest therein, to any other
person or entity, and such other person
or entity shall thereupon become
vested, to the extent set forth in the
agreement evidencing such assignment,
transfer or participation, with all the
rights in respect thereof granted to
the Lender herein.

     10.  AMENDMENTS AND WAIVERS.  No
amendment or waiver of any provision of
this Guaranty nor consent to any
departure by the Guarantor therefrom
shall be effective unless the same
shall be in writing and signed by the
Lender.  No failure on the part of the
Lender to exercise, and no delay in
exercising, any right hereunder shall
operate as a waiver thereof; nor shall
any single or partial exercise of any
right hereunder preclude any other or
further exercise thereof or the
exercise of any other right.

     11.  NOTICES.  All notices and
other communications called for
hereunder shall be made in writing and,
unless otherwise specifically provided
herein, shall be deemed to have been
duly made or given when delivered by
hand or mailed first class mail postage
prepaid or, in the case of telegraphic
or telexed notice, when transmitted,
answer back received, addressed as
follows: if to the Guarantor, at the
address set forth herein, and if to the
Lender, at One Canal Plaza, Portland,
Maine 04101, Attention:  Senior
Commercial Loan Officer, or at such
address as either party may designate
in writing.

     12.  GOVERNING LAW; CONSENT TO
JURISDICTION.  This Guaranty is
intended to take effect as a sealed
instrument and shall be governed by,
and construed in accordance with, the
laws of the State of Maine.  The
Guarantor agrees that any suit for the
enforcement of this Guaranty may be
brought in the courts of the States of
Maine or New Hampshire or any Federal
Court sitting therein and consents to
the non-exclusive jurisdiction of such
court and to service of process in any
such suit being made upon the Guarantor
by mail at the address specified in
Section 1112 hereof.  The Guarantor
hereby waives any objection that it may
now or hereafter have to the venue of
any such suit or any such court or that
such suit was brought in an
inconvenient court.

     13.  MISCELLANEOUS.  This Guaranty
and a separate Debt Subordination
Agreement of even or recent date
constitutes the entire agreement of the
Guarantor with respect to the matters
set forth herein.  The rights and
remedies herein provided are cumulative
and not exclusive of any remedies
provided by law or any other agreement,
and this Guaranty shall be in addition
to any other guaranty of the
Obligations.  The invalidity or
unenforceability of any one or more
sections of this Guaranty shall not
affect the validity or enforceability
of its remaining provisions.  Captions
are for the ease of reference only and
shall not affect the meaning of the
relevant provisions.  The meanings of
all defined terms used in this Guaranty
shall be equally applicable to the
singular and plural forms of the terms
defined.

     14.  Waiver of Right of Set-Off.
Lender affirmatively waives any right
of common law set-off against any
accounts of Guarantor with Lender, but
this waiver shall not restrict Lender's
rights to prejudgment trustee process
and attachment nor shall it limit
Lender's rights to recover on any
judgment against Guarantor.

     1514.  JURY WAIVER.  THE LENDER
(BY ITS ACCEPTANCE HEREOF) AND THE
GUARANTOR AGREE THAT NEITHER OF THEM,
INCLUDING ANY ASSIGNEE OR SUCCESSOR
SHALL SEEK A JURY TRIAL IN ANY LAWSUIT,
PROCEEDING, COUNTERCLAIM, OR ANY OTHER
LITIGATION PROCEDURE BASED UPON, OR
ARISING OUT OF, THIS GUARANTY, ANY
RELATED INSTRUMENTS, ANY COLLATERAL OR
THE DEALINGS OR THE RELATIONSHIP
BETWEEN OR AMONG ANY OF THEM.  NEITHER
THE LENDER NOR THE GUARANTOR SHALL SEEK
TO CONSOLIDATE ANY SUCH ACTION WITH ANY
OTHER ACTION IN WHICH A JURY TRIAL
CANNOT BE OR HAS NOT BEEN WAIVED.  THE
PROVISIONS OF THIS PARAGRAPH HAVE BEEN
FULLY DISCUSSED BY THE LENDER AND THE
GUARANTOR, AND THESE PROVISIONS SHALL
NOT BE SUBJECT TO ANY EXCEPTIONS.
NEITHER LENDER NOR THE GUARANTOR HAS
AGREED WITH OR REPRESENTED TO THE OTHER
THAT THE PROVISIONS OF THIS PARAGRAPH
WILL NOT BE FULLY ENFORCED IN ALL
INSTANCES.

1617.     NOTICE:  Under Maine law, no
     promise, contract or agreement to
     lend money, extend credit,
     forebear from collection of a debt
     or make any other accommodation
     for the repayment of a debt for
     more than $250,000 may be enforced
     in court against the Lender unless
     the promise, contract, or
     agreement is in writing and signed
     by the Lender.  Accordingly the
     Guarantor cannot enforce any oral
     promise unless it is contained in
     a Loan Document signed by the
     Lender, nor can any change,
     forbearance other accommodation
     relating to the Obligations or any
     other loan document be enforced
     unless it is in writing signed by
     the Lender.  Guarantor also
     understands that all future
     promises, contracts and agreements
     of the Lender relating to any
     other transactions between the
     Guarantor or Customer and the
     Lender cannot be enforced in court
     unless they are in writing and
     signed by the Lender.

     IN WITNESS WHEREOF, the Guarantor
has executed this Guaranty under seal
at _____________ __________, Maine as
ofon October  3___, 1996.

AMERICAN SKIING COMPANY


_____________________________
by: ______________________________
Witness
its ____________________________







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